As filed with the Securities and Exchange Commission on April 27, 2000

                                                Securities Act File No. 33-73140
                                        Investment Company Act File No. 811-8220
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

               Registration Statement Under The Securities Act Of 1933       [X]

                         Pre-Effective Amendment No. __                      [ ]

                         Post-Effective Amendment No. 17                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     [X]

                               Amendment No. 18                              [X]
                        (Check appropriate box or boxes)

                             NORTHSTAR GALAXY TRUST
                 (to be renamed Pilgrim Variable Products Trust)
                 (Exact Name of Registrant Specified in Charter)

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 551-8643

      James M. Hennessy, Esq.                         With Copies To:
     Pilgrim Investments, Inc.                     Jeffrey S. Puretz, Esq.
 40 North Central Avenue, Suite 1200               Dechert Price & Rhoads
         Phoenix, AZ 85004                          1775 Eye Street, N.W.
(Name and Address of Agent for Service)             Washington, D.C. 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

     [ ]  Immediately upon filing pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [X]  on April 30, 2000 pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

      PILGRIM (SM)
---------------------------
FUNDS FOR SERIOUS INVESTORS
                                                                      Prospectus
                                                 Pilgrim Variable Products Trust
                                                                  April 30, 2000


                                                          U.S. EQUITY PORTFOLIOS
                                                   Pilgrim VP MagnaCap Portfolio
                                    Pilgrim VP Research Enhanced Index Portfolio
                                       Pilgrim VP Growth Opportunities Portfolio
                                       Pilgrim VP MidCap Opportunities Portfolio
                                             Pilgrim VP Growth + Value Portfolio
                                     Pilgrim VP SmallCap Opportunities Portfolio


                                                  INTERNATIONAL EQUITY PORTFOLIO
                                        Pilgrim VP International Value Portfolio


                                                                INCOME PORTFOLIO
                                            Pilgrim VP High Yield Bond Portfolio

This prospectus contains important
information about investing in the
Pilgrim Variable Products Trust
Portfolios. You should read it
carefully before you invest, and
keep it for future reference.
Please note that your investment:
is not a bank deposit; is not
insured or guaranteed by the FDIC,
the Federal Reserve Board or any
other government agency; and is
affected by market fluctuations --
there is no guarantee that the
Portfolios will achieve their
objectives. As with all mutual
funds, the Securities and Exchange
Commission (SEC) has not approved
or disapproved these securities nor
has the SEC judged whether the
information in this prospectus is
accurate or adequate. Any
representation to the contrary is a
criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]           These pages contain a description of each of our portfolios, including its objective, investment strategy, risks and
OBJECTIVE           portfolio manager.

[GRAPHIC]           You'll also find:

INVESTMENT          What you pay to invest. A list of the fees and expenses you
STRATEGY            pay -- both directly and indirectly -- when you invest in a portfolio.

[GRAPHIC]
                    How the portfolio has performed. A chart that shows the
RISKS               portfolio's financial performance since inception.

[GRAPHIC]

HOW THE
PORTFOLIO HAS
PERFORMED

U.S. EQUITY PORTFOLIOS
MagnaCap Portfolio                                                             2
Research Enhanced Index Portfolio                                              4
Growth Opportunities Portfolio                                                 6
MidCap Opportunities Portfolio                                                 8
Growth + Value Portfolio                                                      10
SmallCap Opportunities Portfolio                                              12
INTERNATIONAL EQUITY PORTFOLIO
International Value Portfolio                                                 14
PILGRIM INCOME PORTFOLIO
High Yield Bond Portfolio                                                     16
What You Pay to Invest                                                        18
Management of the Portfolios                                                  19
Information for Investors                                                     22
Dividends, Distributions and Taxes                                            23
More Information About Risks                                                  24
Financial Highlights                                                          27
Where to go For More Information                                      Back cover

Risk is the potential that your investment will lose money or not earn as much as you hope. The Pilgrim Variable Products Trust Portfolios have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our portfolios. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

-----------
U.S. Equity
Portfolios
-----------
                                                       Adviser
PILGRIM VP MAGNACAP PORTFOLIO                          Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks growth of capital, with dividend income as a secondary consideration.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio is managed with the philosophy that companies that can best meet the Portfolio's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. The Portfolio normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:

Consistent Dividends -- A company must have paid or had the financial capability from its operations to pay a dividend in eight out of the last 10 years.

Substantial Dividend Increases -- A company must have increased its dividends or had the financial capability from its operations to have increased its dividends at least 100% over the past 10 years.

Reinvested Earnings -- Dividend payout must be less than 65% of current earnings.

Strong Balance Sheet -- Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

Attractive Price -- A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

The equity securities in which the Portfolio may invest include common stocks, convertible securities, and rights or warrants. Normally, the Portfolio's investments are primarily in larger companies that are included in the largest 500 U.S. companies. The remainder of the Portfolio's assets may be invested in equity securities that the portfolio managers believe have growth potential because they represent an attractive value.

In selecting securities for
the Portfolio, preservation of capital is also an important consideration. Although the Portfolio normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the value securities that meet the Portfolio's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Credit Risk -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

2  Pilgrim VP MagnaCap Portfolio

                                                   PILGRIM VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The Portfolio does not have performance history because it did not commence operations until April 30, 2000.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                Pilgrim VP MagnaCap Portfolio  3

-----------
U.S. Equity
Portfolios
-----------
                                                      Adviser
                                                      Pilgrim Investments, Inc.
                                                      Sub-Adviser
                                                      J.P. Morgan
PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO          Investment Management Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks capital appreciation.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests primarily in large companies that make up the S&P 500 Index. Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Portfolio. Within each industry, the Portfolio modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Portfolio's assets are invested so that the Portfolio's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Portfolio seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Portfolio invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Portfolio may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to options on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Portfolio more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Portfolio invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

4  Pilgrim VP Research Enhanced Index Portfolio

                                   PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.(1)


Year by Year Total Return (%)(1)

                1995      1996      1997      1998      1999
                ----      ----      ----      ----      ----
                14.97     12.53     6.15      1.02      5.79

Best and worst quarterly performance during this period:

4th quarter 1999: up 12.76%

3rd quarter 1999: down 6.60%

The table below compares the Portfolio's long-term performance with the combined performance of the Lehman Government/Corporate Bond Index (selected in light of the Portfolio's previous investment objective and strategies) and the S&P 500 Index.

  Average Annual Total Return
                                                        Index
                                        Portfolio     Return(1)(2)
                                        ---------     ------------
 One year, ended
 December 31, 1999                 %      5.79            9.95
 Five years, ended
 December 31, 1999                 %      7.98           10.14
 Since inception(3)                %      7.28            9.25

----------
(1) The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. From inception through April 29, 1999, the Portfolio operated under this investment objective and related investment strategies. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of larger companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Government/ Corporate Bond Index to the S&P 500 Index.
(2) The Index Return showing the one year, five year and since inception average annual total returns is a calculation that reflects the Lehman Government/Corporate Bond Index for the period May 6, 1994 (inception of the Portfolio) to April 30, 1999 and the S&P 500 Index for the period May 1, 1999 to December 31, 1999. The Lehman Brothers Government/ Corporate Bond Index measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. The S & P 500 Index measures the performance of approximately 500 large capitalization stocks.
(3)  The Portfolio commenced operations on May 6, 1994.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                Pilgrim VP Research Enhanced Index Portfolio   5

-----------
U.S. Equity
Portfolios
-----------


                                                       Adviser
PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO              Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

This Portfolio seeks long-term growth of capital.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests primarily in U.S. companies that the portfolio manager feels have above average prospects for growth.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Portfolio invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Portfolio may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Portfolio invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

6  Pilgrim VP Growth Opportunities Portfolio

                                       PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The Portfolio does not have performance history because it did not commence operations until April 30, 2000.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                   Pilgrim VP Growth Opportunities Portfolio   7

-----------
U.S. Equity
Portfolios
-----------

                                                       Adviser
PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO              Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks long-term capital appreciation.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests primarily in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Portfolio, mid-sized companies are companies with market capitalizations that fall within the range of companies in the S&P MidCap 400 Index. As of February 29, 2000, the market capitalizations that fall within the range of companies in the S&P MidCap 400 Index ranged from $106.3 million to $27.2 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.

The portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Portfolio invests in companies that the portfolio managers feel have the potential for growth, which may give the Portfolio a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Portfolio invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Portfolio invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

8  Pilgrim VP MidCap Opportunities Portfolio

                                       PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

This Portfolio does not have performance history because it did not commence operations until April 30, 2000.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                   Pilgrim VP MidCap Opportunities Portfolio   9

-----------
U.S. Equity
Portfolios
-----------


                                             Adviser
                                             Pilgrim Investments, Inc.
                                             Sub-Adviser
PILGRIM VP GROWTH + VALUE PORTFOLIO          Navellier Fund Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks capital appreciation.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities. The Portfolio invests in common stock of companies the portfolio manager believes are poised to rise in price. The Sub-Adviser uses a "bottom-up" quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model to calculate and analyze a "reward/risk" ratio. The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the Sub-Adviser invests in value companies to decrease volatility, these investments may also lower the Portfolio's performance. The Portfolio's investments in smaller and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Portfolio invests. Rather, the market could favor value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Changes in Interest Rates -- the value of the Portfolio's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

10  Pilgrim VP Growth + Value Portfolio

                                             PILGRIM VP GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

Year by Year Total Return (%)(1)

                1995      1996      1997      1998      1999
                ----      ----      ----      ----      ----
                24.78     22.99     14.66     19.32     94.98

Best and worst quarterly performance during this period:

4th quarter 1999: up 45.73%

3rd quarter 1998: down 17.04%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broad measures of market performance -- the Russell 2000 Index and the Russell 3000 Index.

       Average Annual Total Return
                                                   Russell       Russell
                                                    2000          3000
                                    Portfolio      Index(2)      Index(3)
                                    ---------      --------      --------
 One year, ended
 December 31, 1999            %       94.98         21.26         20.90
 Five years ended
 December 31, 1999            %       32.56         16.69         26.94
 Since inception(4)           %       29.05         14.66 (5)     24.07 (5)

----------
(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(3) The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.
(4)  The Portfolio commenced operations on May 6, 1994.
(5)  Index return is for period beginning May 1, 1994.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                        Pilgrim VP Growth + Value Portfolio   11

-----------
U.S. Equity
Portfolios
-----------

                                                       Adviser
PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO            Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks long-term capital appreciation.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Portfolio, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The median market capitalization of companies held by the Portfolio as of February 29, 2000 was $1.876 billion.

The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a brand-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Portfolio invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that emphasizes other styles, such as a value-oriented style. The Portfolio invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Portfolio invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

12  Pilgrim VP SmallCap Opportunities Portfolio

                                     PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

Year by Year Total Return (%)(1)

                1995      1996      1997      1998      1999
                ----      ----      ----      ----      ----
                21.39     13.80     15.81     17.30    141.03

Best and worst quarterly performance during this period:

4th quarter 1999: up 57.71%

3rd quarter 1998: down 8.12%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Return
                                                       Russell
                                                         2000
                                      Portfolio        Index(2)
                                      ---------        --------
 One year, ended
 December 31, 1999              %       141.03           21.26
 Five years ended
 December 31, 1999              %        35.19           16.69
 Since inception(3)             %        30.96           14.66 (4)

----------

(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(3)  The Portfolio commenced operations on May 6, 1994.
(4)  Index return is for period beginning May 1, 1994.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                Pilgrim VP SmallCap Opportunities Portfolio   13

----------------
International
Equity Portfolio
----------------


                                                       Adviser
                                                       Pilgrim Investments, Inc.
                                                       Sub-Adviser
                                                       Brandes Investment
PILGRIM VP INTERNATIONAL VALUE PORTFOLIO               Partners, L.P.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks long-term capital appreciation.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Portfolio holds common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S. The Portfolio may invest up to the greater of:

* 20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International European Australasian Far East (MSCI EAFE) Index, as long as the Portfolio meets any industry concentration or diversification requirements under the Investment Company Act.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Portfolio invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

14  Pilgrim VP International Value Portfolio

                                        PILGRIM VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

Year by Year Total Return (%)(1)

                   1998      1999
                   ----      ----
                   16.93     50.18

Best and worst quarterly performance during this period:

4th quarter 1999: up 23.74%

3rd quarter 1998: down 14.03%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the MSCI EAFE Index.



       Average Annual Total Return
                                                       MSCI
                                                       EAFE
                                       Portfolio      Index(2)
                                       ---------      --------
 One year, ended
 December 31, 1999               %       50.18         25.27
 Since inception(3)              %       27.12         12.93

----------
(1) These figures are as of December 31. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The Morgan Stanley Capital International European Australasian Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.
(3)  The Portfolio commenced operations on August 8, 1997.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                   Pilgrim VP International Value Portfolio   15

---------
Income
Portfolio
---------

                                                       Adviser
PILGRIM VP HIGH YIELD BOND PORTFOLIO                   Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

[GRAPHIC]

The Portfolio seeks high income and capital appreciation.

INVESTMENT
STRATEGY

[GRAPHIC]

The Portfolio invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. It may invest up to 50% of its assets in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the Portfolio invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25% of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities, and mortgage-related or asset-backed debt securities.

The Portfolio may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments.

In selecting equity securities, the portfolio manager uses a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Changes in Interest Rates -- The Portfolio's performance is significantly affected by changes in interest rates. The value of the Portfolio's investments may fall when interest rates rise. The Portfolio may be sensitive to changes in interest rates because it may invest in debt securities with longer durations. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The value of the Portfolio's high-yield and zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Portfolio may be subject to more credit risk than other income mutual funds, because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true for bonds in the lowest rating category and unrated bonds, and during periods of economic uncertainty or economic downturns.

Prepayment Risk -- The Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high-yield securities may be less liquid than higher quality investments. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio. A security in one of the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Portfolio invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Portfolio may invest in midcap and smallcap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

16  Pilgrim VP High Yield Bond Portfolio

                                            PILGRIM VP HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

HOW THE
PORTFOLIO
HAS
PERFORMED

[GRAPHIC]

The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year.

Year by Year Total Return (%)(1)

                1995      1996      1997      1998      1999
                ----      ----      ----      ----      ----
                18.55     15.75     9.00      -0.12    -2.98

Best and worst quarterly performance during this period:

1st quarter 1995: up 5.26%

3rd quarter 1998: down 7.97%

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Lehman High Yield Bond Index.

Average Annual Total Return
                                                      Lehman
                                                    High Yield
                                     Portfolio     Bond Index(2)
                                     ---------     -------------
 One year, ended
 December 31, 1999             %        -2.98           2.39
 Five years ended
 December 31, 1999             %         7.70           9.31
 Since inception(3)            %         6.60           8.48 (4)

----------
(1) These figures are as of December 31 of each year. They do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy and would be lower if they did.
(2) The Lehman Brothers High Yield Bond Index measures the performance of fixed-income securities that are similar, but not identical, to those in the portfolio.
(3)  The Portfolio commenced operations on May 6, 1994.
(4)  Index return is for period beginning May 1, 1994.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                        Pilgrim VP High Yield Bond Portfolio  17

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

The table that follows shows operating expenses paid each year by a Portfolio. The table does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. You'll find details about these expenses and charges in the accom-panying prospectus.

Operating Expenses Paid Each Year by the Portfolios(1)
(as a % of average net assets)
                                                                  Total
                                                                Portfolio
                                   Management      Other        operating
 Portfolio                            Fee         Expenses     Expenses(2)
--------------------------         ------------   ----------   -------------
MagnaCap                     %        0.75          0.34           1.09
 Research Enhanced Index     %        0.75          0.51           1.26
Growth Opportunities         %        0.75          0.34           1.09
 MidCap Opportunities        %        0.75          0.34           1.09
Growth + Value               %        0.75          0.22           0.97
 SmallCap Opportunities      %        0.75          0.34           1.09
International Value          %        1.00          0.52           1.52
 High Yield Bond             %        0.75          0.36           1.11

----------
(1) This table shows the estimated operating expenses for each Portfolio as a ratio of expenses to average daily net assets. For the SmallCap Opportunities Portfolio, Growth + Value Portfolio, International Value Portfolio, Research Enhanced Index Portfolio, and High Yield Bond Portfolio, these estimates are based on the Porfolio's actual operating expenses for its most recent complete fiscal year. Because the Growth Opportunities Portfolio, MagnaCap Portfolio, and MidCap Opportunities Portfolio are new and therefore have no historical expense data, their expenses are estimated.
(2) The Adviser has agreed to reimburse the Growth + Value Portfolio and High Yield Bond Portfolio for certain expenses in excess of 0.80%. It has also agreed to reimburse the SmallCap Opportunities, MagnaCap, Growth Opportunities, MidCap Opportunities and Research Enhanced Index Portfolios for certain expenses in excess of 0.90%. It has agreed to reimburse the International Value Portfolio for certain expenses in excess of 1.00%. The expense reimbursements are voluntary. There is no assurance of ongoing reimbursement. As a result of the voluntary fee waivers or reimbursement, the net expenses, as a percentage of net assets, of the Portfolios during the fiscal year ended December 31, 1999 were as follows: SmallCap Opportunities Portfolio -- 0.90%; Growth + Value Portfolio -- 0.80%; International Value Portfolio -- 1.00%; Research Enhanced Index Portfolio -- 0.89%; and High Yield Bond Portfolio -- 0.80%.

Examples

The examples that follow are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples do not reflect expenses and changes which are, or may be, imposed under your annuity contract or life insurance policy. Each example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

 Portfolio                         1 year     3 years     5 years     10 years
--------------------------         --------   ---------   ---------   ----------
MagnaCap                      $      111        347         601        1,329
 Research Enhanced Index      $      128        400         692        1,523
Growth Opportunities          $      111        347         601        1,329
 MidCap Opportunities         $      111        347         601        1,329
Growth + Value                $       99        309         536        1,190
 SmallCap Opportunities       $      111        347         601        1,329
International Value           $      155        480         829        1,813
 High Yield Bond              $      113        353         612        1,352

18   What You Pay to Invest

ADVISER                                             MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Pilgrim Investments, Inc. ("Pilgrim") serves as the investment adviser to each of the Portfolios. Pilgrim has overall responsibility for the management of the Portfolios. Pilgrim provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, Pilgrim is registered as an investment adviser. Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Portfolios. On April 30, 2000, Pilgrim Advisors, an indirect wholly-owned subsidiary of ReliaStar, merged with Pilgrim Investments. Pilgrim Advisors and Pilgrim Investments were sister companies and shared certain resources and investment personnel.

As of February 29, 2000, Pilgrim and Pilgrim Advisors together managed over $16.6 billion in assets.

Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Portfolios it manages.

The table below shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets. Because the Pilgrim VP Growth Opportunities Portfolio, Pilgrim VP MagnaCap Portfolio and Pilgrim VP MidCap Opportunities Portfolio were not offered until April 30, 2000, the advisory fee for those Portfolios reflects the current contract rate.

                 Portfolio                                          Advisory Fee
                 ---------                                          ------------
Pilgrim VP MagnaCap Portfolio                                           0.75%
Pilgrim VP Research Enhanced Index Portfolio                            0.75
Pilgrim VP Growth Opportunities Portfolio                               0.75
Pilgrim VP MidCap Opportunities Portfolio                               0.75
Pilgrim VP Growth + Value Portfolio                                     0.75
Pilgrim VP SmallCap Opportunities Portfolio                             0.75
Pilgrim VP International Value Portfolio                                1.00
Pilgrim VP High Yield Bond Portfolio                                    0.75

Pilgrim directly manages the following Portfolios:

Growth Opportunities Portfolio and
MidCap Opportunities Portfolio

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Portfolio and MidCap Opportunities Portfolio:

Mary Lisanti and Jeffrey Bernstein have co-managed the Growth Opportunities Portfolio and MidCap Opportunities Portfolio since the Portfolios were formed in April 2000.

Ms. Lisanti joined Pilgrim in May 1998. She has over 20 years of experience in small and mid-cap investments. Before joining Pilgrim, Ms. Lisanti was a Portfolio Manager at Strong Capital Management where she managed the Strong Small Cap Fund and co-managed the Strong Mid Cap Fund. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund and the BT Capital Appreciation Fund. Prior to Bankers Trust, Ms. Lisanti was a Portfolio Manager with the Evergreen Funds. She began her career as an Analyst specializing in emerging growth stocks with Donaldson, Lufkin & Jenrette and Shearson Lehman Hutton, and was ranked the number one Institutional Investor Emerging Growth Stock Analyst in 1989. She is a Chartered Financial Analyst, and a Member of the New York Society of Security Analysts and the Financial Analyst Federation.

Mr. Bernstein joined Pilgrim in May 1998. He has over 10 years of experience in small and mid-cap investments. Before joining Pilgrim, Mr. Bernstein was a Portfolio Manager at Strong Capital Management where he co-managed the Strong Mid Cap Fund. From November 1995 to February 1997, Mr. Bernstein was a Portfolio Manager with Berkeley Capital. From September 1993 to November 1995, Mr. Bernstein was an Assistant Portfolio Manager at Bankers Trust Corp. Prior to Bankers Trust, Mr. Bernstein was an Analyst for Cowen & Co.

SmallCap Opportunities Portfolio

Mary Lisanti, whose background is described above, has served as a manager of the SmallCap Opportunities Portfolio since November 1998.

High Yield Bond Portfolio

Kevin Mathews has served as Senior Portfolio Manager of Pilgrim VP High Yield Bond Portfolio since November 1999.

Mr. Mathews has over 16 years of experience in the management of high-yield fixed income investments. Mr. Mathews is a Senior Vice President and Senior Portfolio Manager of Pilgrim. Prior to joining Pilgrim, Mr. Mathews was a Vice President and Senior Portfolio Manager of Van Kampen American Capital.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                Management of the Portfolios  19

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

MagnaCap Portfolio

The Pilgrim VP MagnaCap Portfolio is managed by a team led by Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager for Pilgrim. Mr. Kornblue has served as a Portfolio Manager of MagnaCap Fund, which is a fund in the Pilgrim group of funds, since 1989. The other individuals on the team are
G. David Underwood and Robert M. Kloss.

Mr. Underwood is a Senior Vice President and Senior Portfolio Manager for Pilgrim. Prior to joining Pilgrim in December, 1996, Mr. Underwood served as
Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.

20  Management of the Portfolios

SUB-ADVISERS                                        MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

For the following portfolios, Pilgrim has employed a Sub-Adviser to provide the day-to-day management of the Portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of consistent, well-defined, long-term investment appraisals over a period of several market cycles.

International Value Portfolio
Brandes Investment Partners, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. (Brandes) serves as Sub-Adviser to the Pilgrim VP International Value Portfolio. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc., which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Charles Brandes has co-managed the Pilgrim VP International Value Portfolio since the portfolio was formed in August 1997. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes Investment Partners, L.P. in 1974 and owns a controlling interest in it. At Brandes Investment Partners, L.P., he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

Jeff Busby has co-managed Pilgrim VP International Value Portfolio since the Portfolio was formed in August 1997. Mr. Busby has over 13 years of investment management experience. At Brandes, he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society.

Charles Brandes and Jeff Busby structure the portfolio of the Pilgrim VP International Value Portfolio from a buy list determined by an investment committee at Brandes.

Research Enhanced Index Portfolio
J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Pilgrim VP Research Enhanced Index Portfolio. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $349 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the Pilgrim VP Research Enhanced Index Portfolio.

Ms. Buziak has co-managed the Pilgrim VP Research Enhanced Index Portfolio since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.

Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

Mr. Devlin has co-managed the Pilgrim VP Research Enhanced Index Portfolio since April 1999. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

Mr. Kroll has co-managed the Pilgrim VP Research Enhanced Index Portfolio since March 2000. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.

Growth + Value Portfolio
Navellier Fund Management, Inc.

A registered investment adviser, Navellier Fund Management, Inc. (Navellier) serves as Sub-Adviser to the Pilgrim VP Growth + Value Portfolio. Navellier and its affiliate, Navellier & Associates, Inc., manage over $5 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

Louis Navellier has managed the Pilgrim VP Growth + Value Portfolio since February 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for institutions, pension funds and high net worth individuals. Mr. Navellier's newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                Management of the Portfolios  21

INFORMATION FOR INVESTORS

--------------------------------------------------------------------------------

About Your Investment

The Portfolios are available only to owners of variable annuity contracts or variable life insurance policies issued by ReliaStar Life Insurance Company, Northern Life Insurance Company and ReliaStar Life Insurance Company of New York (collectively "ReliaStar Life"). Shares of the Portfolios may be sold in the future to separate accounts of other affilated or unaffiliated insurance companies.

You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract or life insurance policy.

ReliaStar Life then invests in the Portfolios according to the investment options you've chosen. You should consult the accompanying variable account prospectus for additional information about how this works.

Pilgrim Variable Products Trust may discontinue offering shares of any Portfolio at any time. If a Portfolio is discontinued, any allocation to that Portfolio will be allocated to another Portfolio that the Trustees believe is suitable, as long as any required regulatory standards are met.

How Shares Are Priced

The price that ReliaStar Life pays when it buys and the price that ReliaStar Life receives when it sells or exchanges shares is determined by the net asset value (NAV) per share of the Portfolio. NAV per share for each Portfolio is calculated each business day as the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). The NAV per share for each Portfolio is calculated by taking the value of a Portfolio's assets, substracting that Portfolio's liabilities, and dividing by the number of shares that are outstanding. Please note that foreign securities may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's investments (if the Portfolio holds foreign securities) may change on days when you will not be able to reallocate between investment options.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

When ReliaStar Life is buying shares, it will pay the NAV that is next calculated after we receive its order in proper form. When ReliaStar Life is selling shares, it will receive the NAV that is next calculated after we receive its order in proper form.

22  Information for Investors

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Portfolio Earnings and Your Taxes

Each Portfolio distributes virtually all of its net investment income and net capital gains to shareholders in the form of dividends. The Portfolios pay dividends quarterly.

As a contract owner invested in a Portfolio, you are entitled to a share of the income and capital gains that the Portfolio distributes. The amount you receive is based on the number of shares you own.

How the Portfolios Pay Distributions

Each Portfolio intends to meet the requirements for being a tax-qualified regulated investment company, which means they generally do not pay federal income tax on the earnings they distribute to shareholders.

You should consult the variable account or variable contract prospectus, along with your tax advisor for information as to how investing in variable accounts affects your personal tax situation.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                          Dividends, Distributions and Taxes  23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the Statement of Additional Information (SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The adviser or sub-adviser of a Portfolio may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to a Portfolio.

High Yield Securities. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the

24  More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies. Each Portfolio (except the MagnaCap Portfolio) may invest in other investment companies to the extent permitted by a Portfolio's investment policies. When a Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Restricted and Illiquid Securities. Each Portfolio may invest in restricted and illiquid securities (except MagnaCap Portfolio may not invest in restricted securities). If a security is illiquid, the Portfolio might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Interests in Loans. Certain Portfolios may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Portfolio's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Portfolios do not invest in these types of derivatives, and some do, so please check the description of the Portfolio's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                More Information About Risks  25

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Temporary Defensive Strategies. When the adviser or sub-adviser to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Portfolio invests defensively, it likely will not achieve capital appreciation.

Portfolio Turnover. Each Portfolio (except the MagnaCap Portfolio) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Portfolio.

OTHER RISKS
Repurchase Agreements. Each Portfolio may enter into repurchase agreements, which involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 331|M/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Each Portfolio may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Portfolio (except the MagnaCap Portfolio), may make short sales. A "short sale" is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Portfolio commits to purchase a security at a future date, and then the Portfolio "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Portfolio will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

26  More Information About Risks

Financial
Highlights
--------------------------------------------------------------------------------
The financial highlights tables on the following pages are intended to help you understand each Portfolio's financial performance (other than the Pilgrim VP MagnaCap Portfolio, Pilgrim VP Growth Opportunities Portfolio and Pilgrim VP MidCap Opportunities Portfolio which are being offered for the first time in this Prospectus) for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. A report of each Portfolio's independent auditor, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                                       Financial
PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO                          Highlights
--------------------------------------------------------------------------------

The following chart shows the Portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available upon request.

Year ended December 31,                           1999(2)    1998     1997      1996     1995
-----------------------                           -------    ----     ----      ----     ----
Operating performance:
 Net asset value, beginning of the period    $     4.83      5.14      5.25      5.14     4.85
 Net investment income                       $     0.11      0.36      0.40      0.41     0.42
 Net realized and unrealized gain (loss)
  on investments                             $     0.16     (0.31)    (0.08)     0.21     0.29
 Total from investment operations            $     0.27      0.05      0.32      0.62     0.71
 Dividends from net investment income        $    (0.11)    (0.36)    (0.40)    (0.41)   (0.42)
 Dividends from net realized gain on
  investments sold                           $       --        --     (0.03)    (0.10)     --
 Total distributions                         $    (0.11)    (0.36)    (0.43)    (0.51)   (0.42)
 Net asset value, end of the period          $     4.99      4.83      5.14      5.25     5.14
 Total return(1)                             %     5.79      1.02      6.15     12.53    14.97
 Ratios and supplemental data:
 Net assets, end of the period (000s)        $   29,739    14,437    10,548     6,277    3,766
 Ratio of expenses to average net assets
  after reimbursement(3)                     %     0.89      0.80      0.80      0.80     0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement             %     1.26      1.29      1.36      1.68     2.06
 Ratio of net investment income (loss) to
  average net assets                         %     1.89      7.53      8.31      8.38     8.52
 Portfolio turnover                          %     123         93       162       121       83

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2) Portfolio commenced operations as Northstar Multi-Sector Bond Fund. Effective April 30, 1999, the Portfolio changed its name to Northstar Research Enhanced Index Portfolio and changed its investment objective.
(3)  As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.

28  Pilgrim VP Research Enhanced Index Portfolio

Financial
Highlights                                   PILGRIM VP GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

The following chart shows the Portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available upon request.

Year ended December 31,                            1999       1998      1997       1996      1995
-----------------------                            ----       ----      ----       ----      ----
Operating performance:
 Net asset value, beginning of the period    $     18.76      15.85     14.08      11.56     10.04
 Net investment income (loss)                $     (0.08)     (0.03)     0.09       0.08      0.20
 Net realized and unrealized gain on
  investments                                $     17.74       3.09      1.95       2.57      2.27
 Total from investment operations            $     17.66       3.06      2.04       2.65      2.47
 Dividends from net investment income        $        --      (0.01)    (0.10)     (0.09)    (0.19)
 Dividends from net realized gain on
  investments sold                           $     (6.38)     (0.14)    (0.17)     (0.04)    (0.76)
 Total distributions                         $     (6.38)     (0.15)    (0.27)     (0.13)    (0.95)
 Net asset value, end of the period          $     30.04      18.76     15.85      14.08     11.56
 Total return(1)                             %     94.98      19.32     14.66      22.99     24.78
 Ratios and supplemental data:
 Net assets, end of the period (000s)        $    89,911     41,593    32,156     15,564     3,813
 Ratio of expenses to average net assets
  after reimbursement                        %      0.80       0.80      0.80       0.80      0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement             %      0.97       1.02      1.09       1.70      2.04
 Ratio of net investment income (loss) to
  average net assets                         %     (0.44)     (0.17)     0.70       0.65      1.77
 Portfolio turnover                          %       179        216       178        161       123

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                        Pilgrim VP Growth + Value Portfolio   29

                                                                       Financial
PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO                           Highlights
--------------------------------------------------------------------------------

The following chart shows the Portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available upon request.

Year ended December 31,                            1999       1998       1997       1996      1995
-----------------------                            ----       ----       ----       ----      ----
Operating performance:
 Net asset value, beginning of the period    $     14.12      13.00      11.72      11.39      9.92
 Net investment income (loss)                $     (0.09)      0.39       0.44       0.40      0.37
 Net realized and unrealized gain on
  investments                                $     19.83       1.76       1.36       1.15      1.73
 Total from investment operations            $     19.74       2.15       1.80       1.55      2.10
 Dividends from net investment income        $        --      (0.39)     (0.44)     (0.41)    (0.37)
 Dividends from net realized gain on
  investments sold                           $     (4.62)     (0.64)     (0.08)     (0.81)    (0.26)
 Total distributions                         $     (4.62)     (1.03)     (0.52)     (1.22)    (0.63)
 Net asset value, end of the period          $     29.24      14.12      13.00      11.72     11.39
 Total return(1)                             %    141.03      17.30      15.81      13.80     21.39
 Ratios and supplemental data:
 Net assets, end of the period (000s)        $    71,532     24,053     21,531     12,579     7,410
 Ratio of expenses to average net assets
  after reimbursement(2)                     %      0.90       0.82       0.80       0.80      0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement             %      1.09       1.14       1.11       1.40      1.74
 Ratio of net investment income (loss) to
  average net assets                         %     (0.64)      3.00       3.72       3.67      3.63
 Portfolio turnover                          %       236        161         55        129        74

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  As of November 9, 1998, the expense limit increased from 0.80% to 0.90%.

30  Pilgrim VP SmallCap Opportunities Portfolio

Financial
Highlights                              PILGRIM VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

The following chart shows the Portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available upon request.

Year ended December 31,                              1999            1998        1997(3)
-----------------------                              ----            ----        -------
Operating performance:
 Net asset value, beginning of the period    $       11.08          10.10         10.00
 Net investment income                       $        0.22           0.21          0.03
 Net realized and unrealized gain on
  investments                                $        5.23           1.49          0.10
 Total from investment operations            $        5.45           1.70          0.13
 Dividends from net investment income        $       (0.24)         (0.22)        (0.03)
 Dividends from net realized gain on
  investments sold                           $       (1.52)         (0.50)           --
 Total distributions                         $       (1.76)         (0.72)        (0.03)
 Net asset value, end of the period          $       14.77          11.08         10.10
 Total return(1)                             %       50.18          16.93          1.30
 Ratios and supplemental data:
 Net assets, end of the period (000s)        $      24,051         13,764         5,937
 Ratio of expenses to average net assets
  after reimbursement(2)                     %        1.00           0.84          0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement             %        1.52           1.68          2.61
 Ratio of net investment income (loss) to
  average net assets                         %        1.69           1.90          0.97
 Portfolio turnover                          %          84             30             5

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  As of November 9, 1998, the expense limit increased from 0.80% to 1.00%.
(3)  The portfolio commenced operations on August 8, 1997.
(4)  Annualized.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                   Pilgrim VP International Value Portfolio   31

                                                                       Financial
PILGRIM VP HIGH YIELD BOND PORTFOLIO                                  Highlights
--------------------------------------------------------------------------------

The following chart shows the Portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available upon request.

Year ended December 31,                               1999           1998          1997          1996        1995
-----------------------                               ----           ----          ----          ----        ----
Operating performance:
 Net asset value, beginning of the period    $        4.87           5.30          5.27          5.04         4.69
 Net investment income                       $        0.44           0.42          0.40          0.45         0.50
 Net realized and unrealized gain (loss)
  on investments                             $       (0.57)         (0.42)         0.07          0.32         0.34
 Total from investment operations            $       (0.13)          0.00          0.47          0.77         0.84
 Dividends from net investment income        $       (0.44)         (0.42)        (0.40)        (0.45)       (0.49)
 Dividends from net realized gain on
  investments sold                           $          --          (0.01)        (0.04)        (0.09)          --
 Total distributions                         $       (0.44)         (0.43)        (0.44)        (0.54)       (0.49)
 Net asset value, end of the period          $        4.30           4.87          5.30          5.27         5.04
 Total return(1)                             %       (2.98)         (0.12)         9.00         15.75        18.55
 Ratios and supplemental data:
 Net assets, end of the period (000s)        $      16,442         21,320        12,606         6,619        4,773
 Ratio of expenses to average net assets
  after reimbursement                        %        0.80           0.80          0.79          0.80         0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement             %        1.11           1.23          1.35          1.73         2.11
 Ratio of net investment income to
  average net assets                         %        9.19           8.92          8.44          8.72        10.61
 Portfolio turnover                          %          85            135           152           159          157

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

32  Pilgrim VP High Yield Bond Portfolio

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Variable Products Trust Portfolios in our:

ANNUAL/SEMI-ANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the Financial Statements and the Auditor's Reports (in Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Variable Products Trust Portfolios. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current Annual/Semi-Annual Reports, the SAI or other portfolio information, or to make investment related inquiries:

Pilgrim Variable Products Trust
40 North Central Avenue, Suite 1200
Phoenix, AZ 85004

1-800-992-0180

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

Or at the e-mail address: publicinfo@sec.gov.

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Pilgrim Variable Products Trust's SEC file number, which is 811-08220.

                         GRAPHICS DESCRIPTION APPENDIX


There are four icon sized graphics used throughout the prospectuses as follows:


1. In the sections describing the Objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the Investment Strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the Risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the Performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.

                         PILGRIM VARIABLE PRODUCTS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 2000

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                                 (800) 334-3436


     Pilgrim Variable Products Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust changed its name on April 30, 2000 from the "Northstar Galaxy Trust" to the "Pilgrim Variable Products Trust." The Trust consists of eight separate series (each a "Portfolio", collectively, the "Portfolios"), each of which represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Pilgrim Investments, Inc. ("Pilgrim Investments" or the "Adviser"). The Portfolios include Pilgrim VP MagnaCap Portfolio ("MagnaCap Portfolio"), Pilgrim VP Research Enhanced Index Portfolio ("Research Enhanced Index Portfolio"), Pilgrim VP Growth Opportunities Portfolio ("Growth Opportunities Portfolio"),
Pilgrim VP MidCap Opportunities Portfolio ("MidCap Opportunities Portfolio"), Pilgrim VP Growth + Value Portfolio ("Growth + Value Portfolio"), Pilgrim VP SmallCap Opportunities Portfolio, ("SmallCap Opportunities Portfolio"), Pilgrim VP International Value Portfolio ("International Value Portfolio"), and Pilgrim VP High Yield Bond Portfolio ("High Yield Bond Portfolio") Pilgrim Investments has engaged Navellier Fund Management, Inc. ("Navellier" ) to serve as Sub-Adviser to the Growth + Value Portfolio, subject to the supervision of Pilgrim Investments. Pilgrim Investments has engaged Brandes Investment Partners, L.P. ("Brandes") to serve as Sub-Adviser to the International Value Portfolio. Pilgrim Investments has engaged J.P. Morgan Investment Management Inc. ("J.P. Morgan") to serve as Sub-Adviser to the Research Enhanced Index Portfolio. Collectively Navellier, Brandes and J.P. Morgan will be referred to as the "Sub-Advisers."

     Shares of the Trust are issued and redeemed in conjunction with investments in and payments under variable annuity and variable life contracts. Shares of the Trust are currently offered to separate accounts ("Variable Accounts") of ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company and ReliaStar Life Insurance Company of New York (the "Affiliated Insurance Companies"). The Variable Accounts of the Affiliated Insurance Companies invest in shares of one or more of the Portfolios in accordance with allocation instructions received from Variable Contract Owners. Such allocation rights are described further in the Prospectus for the Variable Account.

     A summary of the eight diversified investment portfolios comprising the series of the Trust is set forth herein and in the Prospectus for the Portfolios. This document is not the Prospectus of the Portfolios but is incorporated therein by reference and should be read in conjunction with the Prospectus dated April 30, 2000. Copies of the Prospectus may be obtained upon request and without charge by contacting the Trust at the address or phone number above.

                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.....................................................  3
OTHER INVESTMENT TECHNIQUES.................................................  9
RISK FACTORS AND SPECIAL CONSIDERATIONS..................................... 14
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION............................. 16
PORTFOLIO TURNOVER.......................................................... 18
SERVICES OF THE ADVISERS AND ADMINISTRATOR.................................. 18
SERVICES OF THE SUB-ADVISERS................................................ 21
NET ASSET VALUE............................................................. 22
PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS............................ 22
DIVIDENDS AND DISTRIBUTIONS................................................. 23
FEDERAL INCOME TAX STATUS................................................... 23
TRUSTEES AND OFFICERS....................................................... 24
OTHER INFORMATION........................................................... 31
PERFORMANCE INFORMATION..................................................... 31
APPENDIX A.................................................................. A-1

                             INVESTMENT RESTRICTIONS

     PILGRIM VP SMALLCAP OPPORTUNITIES, GROWTH + VALUE, RESEARCH ENHANCED INDEX AND HIGH YIELD BOND Portfolios. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the Investment Company Act of 1940 (the "1940 Act")) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolios to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. A Portfolio may not:

     1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, but only if immediately after such borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, and options on futures as described in the Portfolio's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when- issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Portfolio's assets);

     2. Underwrite the securities of others;

     3. Purchase or sell real property, including real estate limited partnerships (but each Portfolio may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts;

     4. Deal in commodities or commodity contracts except in the manner described in the current Prospectus and Statement of Additional Information of the Trust;

     5. Make loans to other persons (but each Portfolio may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Portfolio or the Adviser, subject to conditions established by the Adviser) (See "Risk Factors and Special Considerations: Securities Lending"), and may purchase or hold participations in loans in accordance with the investment objectives and policies of the Portfolio as described in the current Prospectus and Statement of Additional Information of the Trust;

     6. Participate in any joint trading accounts;

     7. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     8. Sell short, except that the Portfolio may enter into short sales against the box in the manner described in the current Prospectus and Statement of Additional Information for the Portfolio;

     9. Invest more than 25% of its assets in any one industry or related group of industries;

     10. With respect to 75% of a Portfolio's assets, purchase a security (other than U.S. government obligations) if as a result more than 5% of the value of total assets of the Portfolio would be invested in securities of a single issuer; or

     11. With respect to 75% of a Portfolio's assets, purchase a security if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Portfolio.

     The following policies are non-fundamental and may be changed without shareholder approval. A Portfolio may not:

     1. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Portfolio may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Portfolio are registered; and provided further that the Portfolios may invest all of their assets in the securities or beneficial interests of a singly pooled investment fund having substantially the same objectives, policies and limitations as the Portfolio.

     2. Make an investment for the purpose of exercising  control or management;
or

     3. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Portfolio, have determined there is no liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily-available, or other securities which legally or in the Adviser's or Trustees' opinion may be deemed illiquid;

     As a fundamental policy, the Portfolios may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, the Portfolios do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, the Portfolios will not make additional investments when its borrowings are in excess of 5% of total assets. If a Portfolio should determine to expand its ability to borrow beyond the current operating policy, the Portfolio's Prospectus would be amended and shareholders would be notified.

     PILGRIM VP INTERNATIONAL VALUE PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolios to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The Portfolio may not:

     1. Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Act as underwriter (except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Portfolio reserves the right to invest all of its assets in shares of another investment company;

     4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

     5. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Portfolio may engage in foreign exchange forward contracts;

     6. Make loans of cash (except for purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

     The following policies are non-fundamental and may be changed without shareholder approval. The Portfolio may not:

     1. Make short sales of securities or maintain a short position, except for short sales against the box;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     3. Write put or call options, except that the Portfolio may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Portfolio and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     4. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Portfolio reserves the right to invest all of its assets in a class of voting securities of another investment company;

     5. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law;

     6. Invest more than 15% of its net assets in illiquid securities.

     PILGRIM VP MAGNACAP PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The Portfolio may not:

     1. Engage in the underwriting of securities of other issuers.

     2. Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

     3. Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

     4. Borrow money except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlements of securities transactions are not considered borrowings.

     5. Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 33% of the value of its total assets.

     6. Effect short sales, or purchase or sell puts, calls, spreads or straddles.

     7. Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

     8. Invest more than 25% of the value of its total assets in any one industry.

     9. Issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

     The following policies are non-fundamental and may be changed without shareholder approval.

     1. The Portfolio will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange.

     2. The Portfolio will not invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the Securities Act of 1933, as amended.

     3. The Portfolio will not engage in the purchase or sale of real estate or real estate limited partnerships.

     4. The Portfolio will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     5. The Portfolio may not invest more than 5% of its total assets in securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and may not invest in any restricted securities. 6. The Portfolio will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The Portfolio may not:

     1. Borrow money except in conformity with the limits set forth in the Investment Company Act of 1940; notwithstanding the foregoing, short-term credits necessary for settlements of securities transactions are not considered borrowings.

     2. Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Portfolio's total assets would be invested in that issuer, or the Portfolio would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Portfolio's total assets may be invested without regard to these limitations.

     3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter.

     4.  Concentrate  its  assets in the  securities  of  issuers,  all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

     5.  Make  any  investment  in  real  estate,   commodities  or  commodities
contracts, except that the Portfolio may: (a) purchase or sell readily marketable securities that are secured by interests in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Prospectus.

     6. Make loans, except that the Portfolio may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets.

     7. Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities.

     8. Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets).

     The following policies are non-fundamental and may be changed without shareholder approval. The Portfolio may not:

     1. Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Portfolio has valued the securities, excluding restricted securities that have been determined by the Trustees of the Trust (or the persons designated by them to make such determinations) to be readily marketable.

     2. Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Portfolio in all such issuers to exceed 5% of the total assets of the Portfolio taken at market value.

     3. Purchase securities on margin, except the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin).

     4. Write put and call options, unless the options are covered and the Portfolio invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts.

     5. Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Portfolio, and premiums paid on related options held by the Portfolio, does not exceed more than 5% of the Portfolio's total assets, unless the transaction meets certain "bona fide hedging" criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%).

     6. Invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers that own or invest in such interests).

     7. Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets.

     8. Make short sales, unless, by virtue of its ownership of other securities, the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions.

     PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The Portfolio may not:

     1. Borrow money except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlements of securities transactions are not considered borrowings.

     2. Underwrite the securities of others.

     3. Purchase or sell real property, including real estate limited partnerships (the Portfolio may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts).

     4. Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Portfolio.

     5. Make loans to other persons (but the Portfolio may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Portfolio or Pilgrim, subject to conditions established by Pilgrim), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Portfolio, as described in the current Prospectus and SAI of the Portfolio.

     6. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin).

     7. Sell short, except that the Portfolio may enter into short sales against the box.

     8. Invest more than 25% of its assets in any one industry or related group of industries.

     9. With respect to 75% of the Portfolio's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Portfolio would be invested in securities of a single issuer.

     10. Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Portfolio.

     The following policies are non-fundamental and may be changed without shareholder approval. The Portfolio may not:

     1. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Portfolio may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder.

     2. Invest more than 15% of its net assets in illiquid securities.

                           OTHER INVESTMENT TECHNIQUES

     COVERED CALL OPTIONS. Each Portfolio may sell covered call options and purchase options to close out options, previously written. The Portfolios, in return for the premium received upon the sale of a call option, give up the opportunity to benefit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. A Portfolio has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a seller.

     Because call options give the purchaser the right to purchase a specified security at a designated strike price for a limited period of time, the option is likely to be exercised only when and if the market price of the security exceeds the strike price. If the market price never exceeds the strike price during, the option term, the purchaser's loss will be limited to the cash premium paid to the seller of the option. However, if the market price does exceed the strike price during the option term by an amount greater than the premium paid for the option, the purchaser may exercise the option and purchase the security at the strike price and realize a profit to the extent the proceeds exceed the amount of premiums and transaction costs. In either circumstance, the seller of the option retains the premium received for the option but forgoes any potential profit from an increase in the market price of the underlying security over the strike price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

     Each Portfolio will sell only covered call options, meaning that a Portfolio will only sell a call option on a security that it already owns. The Portfolios will not write call options on when-issued securities. In addition, the Portfolios will not sell a covered call option if, as a result, the aggregate market value of all portfolio securities of a Portfolio covering call options or subject to put options exceeds 10% of the market value of the Portfolio's net assets.

     If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

     DERIVATIVE INSTRUMENTS. The International Value Portfolio may invest in derivative instruments for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. The Research Enhanced Index Portfolio also may invest in derivatives although generally investments in derivatives for this Portfolio will be limited to S&P 500 Options. Derivatives may provide a cheaper, quicker or more specifically focused way for the International Value Portfolio to invest than "traditional" securities would. The International Value Portfolio does not currently intend to make use of any derivatives, including, transactions in currency forwards for hedging purposes.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over- the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser or the Sub-Adviser will consider the creditworthiness of counterparties; to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Portfolios may engage in foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Portfolios may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures or forward contracts to purchase or sell currency. The Portfolio's dealings in foreign currency exchange contracts are limited to hedging.

     FOREIGN CURRENCY FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale and purchase of a specified amount of a certain foreign currency at a stated date, place and price. The Portfolios may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of U.S. dollars for another currency.

     FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. Forward currency contracts are entered into in the interbank market on a principal basis directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers, and therefore generally involve no margin, commissions or other fees. Forward currency contracts will establish a rate of exchange that can be achieved in the future and thus limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.

     FUTURES CONTRACTS. Each Portfolio may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. A futures contract to sell a debt security or foreign currency (a "short" futures position), creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a certain future time and price. A futures contract to purchase a debt security or foreign currency (a "long" futures position) creates an obligation by the purchaser to take delivery of a specified amount of the underlying security or foreign currency at a certain future time and price. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making or taking delivery by entering into an opposite position in the same commodity on the same (or a linked) exchange.

     Upon entering into a futures contract, a Portfolio will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the broker. This amount, which is known as "initial margin" does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable ("marking-to-market").

     The International Value Portfolio will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Portfolio. As a general rule, the International Value Portfolio will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Portfolio will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Portfolio's net assets.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. Each Portfolio may enter into futures contracts, options on futures contracts and foreign currency transactions. The Portfolios will enter into these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for the purpose of speculation.

     OTHER INVESTMENT COMPANIES. Each Portfolio (except the MagnaCap Portfolio) may invest in other investment companies ("Underlying Funds") in accordance with the Portfolio's investment policies or restrictions. The 1940 Act provides that an investment company may not: (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Portfolios (except the MagnaCap Portfolio) may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Portfolios. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Portfolios may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that a Portfolio either holds or intends to acquire. Interest rate futures contracts currently are based on long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities"), and 90-day commercial paper.

     LOAN PARTICIPATIONS. Each Portfolio may invest up to 10% of its assets in loan participations denominated in U.S. dollars when the Adviser or Sub-Adviser believes such an investment is consistent with a Portfolio's investment objective. Loan participations entail the payment by a Portfolio of a sum to a U.S. bank or other domestic financial institution that has lent or will lend money to a U.S. corporation. In exchange for such payment, the bank agrees to pay to that Portfolio, to the extent it is received, a specified portion of the principal and interest in respect of such loan. A Portfolio has no contractual relationship with the borrower. Loan participations may be considered illiquid investments and may entail the credit risk of both the underlying borrower and the bank or financial institution that is the intermediary. Loan participations are typically unrated but the Adviser or Sub-Adviser will limit its investment in loan participations based upon its opinion of the quality of the investment and the Portfolio's general limitations with respect to lower rated investments.

     MORTGAGE-BACKED SECURITIES. The Portfolios may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Portfolio purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield-to-maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield-to-maturity. Conversely, if the Portfolio purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield-to- maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during periods of falling interest rates and decrease during periods of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Backed Securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. See "More Information About Risks" in the Prospectus.

     OPTIONS ON FOREIGN CURRENCY. The Portfolios may also purchase and sell put and call options for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchaser, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) or to buy (in the case of a call option) the underlying currency at a specified price until the option expires. The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the U.S. dollar. Currency options traded on United States or other exchanges may be subject to position limits, which may affect the ability of the Portfolio to hedge its positions. The Portfolios will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

     The Portfolios may purchase or sell options on currency only when the Adviser or Sub-Adviser believes that a liquid secondary markets exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.

     OPTIONS ON FOREIGN CURRENCY FUTURES. The purchase of options on foreign currency futures contracts gives each Portfolio the right to enter into a futures contract to purchase (in the case of a call option) or to sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures currently are available with respect to British pounds, German marks and Swiss francs. The Portfolios may purchase options on foreign currency futures as a hedge against fluctuating currency values.

     OPTIONS ON FUTURES CONTRACTS. The Portfolios may purchase and sell put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts.

     The purchase of an option on an interest rate futures contract will give the Portfolios the right to enter into a futures contract to purchase (in the case of a call option) or to enter into a futures contract to sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs. A call option sold by a Portfolio exposes the Portfolio during the term of the option to the possible loss of an opportunity to realize appreciation in the market price of the underlying security or to the possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. In selling puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

     OPTIONS ON INTEREST RATE FUTURES. Each Portfolio may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. Each Portfolio may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The Portfolios may sell put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.

     OVER-THE-COUNTER OPTIONS. The Portfolios may invest in Over-the-Counter options ("OTC options") on U.S. government securities. OTC options are purchased from or sold (written) to dealers or financial institutions that have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the Options Clearing Corporation. The Adviser or Sub-Adviser monitors the creditworthiness of dealers with whom a Portfolio enters into OTC option transactions under the general supervision of the Trustees of the Trust. If the transaction dealer fails to make or take delivery of the U.S. government securities underlying an option it has written in accordance with the terms of the option as written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

     PRIVATELY ISSUED COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMOS"), INTEREST OBLIGATIONS ("IOS") AND PRINCIPAL OBLIGATIONS ("POS"). Each Portfolio may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Adviser or Sub-Adviser believes that such investments are consistent with the Portfolio's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

     The Portfolios may also invest in, among others, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an 10 class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. The determination of whether a particular Government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, a Portfolio sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. The Portfolio does not account for dollar rolls as borrowing. At the time the Portfolio enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its custodian containing cash, U.S. government securities, or other liquid assets from its portfolio having a value not less than the repurchase price (including accrued interest).

     While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may involve the risk that the market value of the securities to be repurchased by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision. Dollar roll agreements may be treated as sales for tax purposes.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio will not use leverage when it enters into long futures contracts or related options. For each long position that a Portfolio enters into, it will segregate cash or cash equivalents having a value equal to the market value of the contract as collateral with the custodian of the Portfolio. A Portfolio will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on a Portfolio's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of that Portfolio's assets.

     Using, futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that a Portfolio may underperform a fund that does not make use of these instruments; (3) the risk that no active market will be available to offset a position; and (4) the risk that the Adviser or Sub-Adviser will not be able to predict correctly movements in the direction of the interest rate and foreign currency markets. Loss from futures transactions is potentially unlimited.

     Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, a Portfolio might be prevented from liquidating unfavorable positions and thus incur losses. In certain situations,

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
a Portfolio might be unable to close a position and might also have to make daily cash payments of variation margin.

     SECURITIES LENDING. Each Portfolio may lend portfolio securities to broker/dealers or other institutional borrowers (up to 33% of net assets at the time the loan is made), but only when the borrower pledges cash collateral to the Portfolio and agrees to maintain such with the Portfolios' custodian so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, each Portfolio may terminate its loans at any time, and must receive compensation that, in total and in whatever form, is equivalent to the sum of reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. The loan agreement shall not reduce the risk of loss or opportunity for gain by the Portfolio on the securities transferred pursuant to the agreement. Upon expiration of the loan, the borrower of the securities will be obligated to return to that Portfolio the same number and kind of securities as those loaned together with any applicable duly executed stock powers and the Portfolios must be permitted to exercise all voting rights, if there are any, with respect to the securities lent. The Portfolios may pay reasonable fees in connection with the loan, including reasonable fees to the Portfolios' custodian for its services.

     SHORT SALES. Each Portfolio (except the MagnaCap Portfolio) may each make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short.

     STOCK INDEX OPTIONS. The Portfolios may purchase options to hedge against risks of broad price movements in the equity markets that in some market environments may correlate more closely with movements in the value of lower rated bonds than to changes in interest rates. When a Portfolio sells an option on a stock index, it will have to establish a segregated account with its custodian in which the Portfolio will deposit cash or other liquid assets or a combination of both in an amount equal to the market value of the option, measured on a daily basis, and will have to maintain the account while the option is open. For some options, no liquid secondary market may exist or the market may cease to exist.

     ZERO COUPON, STEP COUPON AND PIK BONDS. The Portfolios may invest their assets in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from the face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Portfolio generally will accrue income on such investments for tax and accounting purposes, which would be distributed to the shareholder (Variable Account) from available cash or liquidated assets. See also "Dividends and Distributions" and "Federal Income Tax Status." The market prices of zero coupon, step coupon and PIK bonds are more volatile than the market prices of securities that pay interest periodically in cash, and are likely to respond to changes in interest rates to a greater degree than do bonds that have similar maturities and credit quality on which regular cash payments of interest are being made.

     RISKS OF INTERNATIONAL INVESTING. Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries, there may be the possibility of expropriation or confiscatory taxation limitations on liquidity of securities of political or economic developments that could affect the foreign investments of the Portfolio. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Portfolio than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Portfolio.

     EMERGING MARKETS AND RELATED RISKS. The International Value Portfolio may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Sub-Adviser is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland,
Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and countries of the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Value Portfolio expects to expand and diversify further the countries in which it invests.

     Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio.

     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

     Emerging securities markets typically have substantially less trading volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Portfolio desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Portfolio to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Portfolio incurring additional costs and delays in the transportation and custody of such securities.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser, and the Sub-Advisers in the case of the Growth + Value Portfolio, International Value Portfolio and Research Enhanced Index Portfolio, place orders for the purchase and sale of securities, supervise their execution and negotiate brokerage commissions on behalf of each Portfolio. For purposes of this section, discussion of the Adviser includes the Sub-Advisers, but only with respect to the Growth + Value Portfolio, International Value Portfolio and Research Enhanced Index Portfolio. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Portfolios are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Portfolio an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker will not be selected to execute trades in the future. The Adviser believes that each Portfolio benefits from a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Portfolios is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Portfolios. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Portfolios. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Advisers it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Portfolios and their shareholders.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

     Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     During  the  fiscal  years  ended   December  31,  1999,   1998  and  1997,
respectively, each of the Portfolios listed below paid total brokerage commission indicated below. Information is not provided for the MagnaCap Portfolio, Growth Opportunities Portfolio or MidCap Opportunities Portfolio because those Portfolios were not operational during the periods shown.

           BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS

                                                 1999        1998        1997
                                               --------     -------     -------
SmallCap Opportunities Portfolio ..........    $103,063     $53,311     $19,044
Growth + Value Portfolio ..................    $ 60,068     $87,380     $80,568
International Value Portfolio .............    $ 42,879     $20,741     $15,426
Research Enhanced Index Portfolio..........    $ 17,217          --          --
High Yield Bond Portfolio .................    $    146          --          --

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Portfolio is known as "Portfolio Turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Portfolio's historical turnover rates are included in the Financial Highlights tables in the prospectus.

                    SERVICES OF THE ADVISER AND ADMINISTRATOR

     Pursuant to an Investment Advisory Agreement with the Trust, Pilgrim Investments acts as the investment adviser to each Portfolio. The Adviser, subject to the authority of the Trustees, and subject to certain responsibilities being delegated to the Sub-Adviser for the Growth + Value Portfolio, the Sub-Adviser for the International Value Portfolio and the Sub-Adviser for the Research Enhanced Index Portfolio, is responsible for furnishing continuous investment supervision to the Portfolios and is responsible for the management of the Portfolios.

     Pilgrim Investments is an indirect, wholly owned subsidiary of ReliaStar Financial Corporation ("ReliaStar"). Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to the Portfolios (other than the MagnaCap Portfolio, the Growth Opportunities Portfolio and the MidCap Opportunities Portfolio) . On April 30, 2000, Pilgrim Advisors, an indirect wholly owned subsidiary of ReliaStar, merged with Pilgrim Investments. Pilgrim Investments and Pilgrim Advisors were sister companies and shared certain resources and investment personnel. Prior to November 1, 1999 Northstar Investment Management Corporation ("NIMC") served as investment adviser to the Portfolios (other than the MagnaCap Portfolio, the Growth Opportunities Portfolio and the MidCap Opportunities Portfolio). As a result of the acquisition of Pilgrim Capital Corporation by ReliaStar, NIMC changed its name to Pilgrim Advisors, Inc on November 1, 1999.

     ReliaStar is a publicly traded holding company whose subsidiaries specialize in the insurance business. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, employee benefit contracts, retirement contracts and life and health reinsurance, and mutual funds and provides related investment management services. The address of Pilgrim Investments is 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, MN 55401.

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
     Pilgrim Investments charges each of the SmallCap Opportunities, Growth + Value, Research Enhanced Index and High Yield Bond Portfolios, a fee at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each of these Portfolios, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each of these Portfolios, in excess of $1 billion.

     Pilgrim Investments charges the International Value Portfolio a fee at the annual rate of 1.00% of aggregate average daily net assets of this Portfolio.

     Pilgrim  Investments  charges  the  Growth  Opportunities   Portfolio,  the
MagnaCap Portfolio and the MidCap Opportunities Portfolio a fee at the annual rate of 0.75% of aggregate average daily net assets of those Portfolios.

     The Investment Advisory Agreement for the SmallCap Opportunities, Growth + Value, Research Enhanced Index and High Yield Bond Portfolios was approved by the Trustees of the Trust on January 26, 1994, and by the sole Shareholder of the SmallCap Opportunities, Growth + Value, Research Enhanced Index, and High Yield Bond Portfolios on April 15, 1994. The Investment Advisory Agreement continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the SmallCap Opportunities, Growth + Value, Research Enhanced Index and High Yield Bond Portfolios, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of the SmallCap Opportunities, Growth + Value, Research Enhanced Index, and High Yield Bond Portfolios as defined in the 1940 Act.

     The Investment Advisory Agreement for the International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997, and by the sole
Shareholder of the International Value Portfolio on April 30, 1997. The Investment Agreement continues in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the International Value Portfolio, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the International Value Portfolio as defined in the 1940 Act.

     The Investment Advisory Agreement for the MagnaCap Portfolio, the Growth Opportunities Portfolio and the MidCap Opportunities Portfolio was approved by the Trustees of the Trust on January 27, 2000 and by the sole Shareholder of these Portfolios on April 28, 2000. The Investment Advisory Agreement became effective on April 30, 2000 and will continue in effect for a period of two years. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of each of those Portfolios, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of each of those Portfolios as defined in the 1940 Act.

     Any Portfolio's Investment Advisory Agreement may be terminated without payment of any penalty by the Adviser, the Trustees or the sole Shareholder of the respective Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, a Portfolio's Investment Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees or the vote of a majority of the outstanding voting securities of the respective Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the respective Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

     Pilgrim Group, Inc. ("Administrator") serves as administrator for the Portfolios pursuant to an Administrative Services Agreement with the Portfolios. Prior to November 1, 1999, Northstar Administrators Corporation provided administrative services to the Trust. However, as a result of the acquisition of Pilgrim Capital Corporation by ReliaStar, Northstar Administrators Corporation was merged with Pilgrim Group, Inc. The Administrator is an affiliate of the Adviser. The address of the Administrator is 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios' business, except for those services performed by the Portfolios' Adviser under the Investment Advisory Agreements, and the custodian and accounting agent for the Portfolios under the Custodian Agreement.

     The Administrator acts as liaison among these service providers to the Portfolios. The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

     The Administrator's fee is accrued daily against the value of each Portfolio's net assets and is payable by each Portfolio monthly. The fee is computed daily and payable monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

     The Administrative Services Agreement for the SmallCap Opportunities, Growth + Value, Research Enhanced Index and High Yield Bond Portfolios was approved by the Trustees of the Trust on January 26, 1994 and became effective on May 2, 1994. This Agreement continues in effect from year to year, provided such continuance is approved annually by a majority of the Trustees of the Trust.

     The Administrative Services Agreement for the International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997. The Administrative Services Agreement for the International Value Portfolio became effective on May 1, 1997 and continues in effect from year to year provided such continuance is approved annually by a majority of the Trustees of the Trust.

     The Administrative Services Agreement for the Growth Opportunities Portfolio, the MagnaCap Portfolio and the MidCap Opportunities Portfolio was approved by the Trustees of the Trust on January 27, 2000. The Administrative Services Agreement for the Growth Opportunities Portfolio, the MagnaCap Portfolio and the MidCap Opportunities Portfolio became effective on April 30, 2000 and will continue in effect for a period of two years. Thereafter, it will continue from year to year provided such continuance is approved annually by a majority of the Trustees of the Trust.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Portfolios(1) paid the Adviser and Administrator the following investment advisory and administrative fees, respectively. Information is not provided for the MagnaCap Portfolio, Growth Opportunities Portfolio, or MidCap Opportunities Portfolio because those Portfolios were not operational during the periods shown.

                                                   Advisory Fees                     Administrative Fees
                                        ----------------------------------     -------------------------------
                                          1999         1998        1997(1)       1999       1998       1997(1)
                                        --------     --------     --------     -------     -------     -------
SmallCap Opportunities Portfolio(2)     $269,393     $166,694     $134,697     $35,919     $22,226     $17,960
Growth + Value Portfolio(3)             $406,374     $263,659     $187,902     $54,183     $35,154     $25,053
International Value Portfolio(4)        $180,408     $ 92,299     $ 18,050     $18,041     $ 9,230     $ 1,805
Research Enhanced Index
Portfolio(5)                            $150,965     $ 94,002     $ 65,503     $21,231     $12,534     $ 8,734
High Yield Bond Portfolio(6)            $148,822     $120,634     $ 73,225     $19,843     $16,085     $ 9,763

----------
(1)  The International Value Portfolio commenced operations on August 8, 1997.
(2) Does not reflect expense reimbursements, respectively, of $68,278, $71,511, and $56,065..
(3) Does not reflect expense reimbursements, respectively, of $89,668, $77,366, and $72,598.
(4) Does not reflect expense reimbursements, respectively during, respectively, of $93,862, $77,795 and $32,742.
(5) Does not reflect expense reimbursements, respectively, of $77,764, $61,380, and $49,206.
(6) Does not reflect expense reimbursements, respectively, of $61,195, $69,669, and $55,011.

                          SERVICES OF THE SUB-ADVISERS

     Pursuant to a Sub-Advisory Agreement between Pilgrim Investments and Navellier, dated November 1, 1998, Navellier serves as Sub-Adviser to the Growth + Value Portfolio. In this capacity, Navellier, subject to the supervision and control of Pilgrim Investments and the Trustees of the Growth + Value Portfolio, manages the Growth + Value Portfolio's investments, consistently with the Growth + Value Portfolio's investment objective, and executes any of the Growth + Value Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by Pilgrim Investments. As compensation for its services, Pilgrim Investments pays the Sub-Adviser at the annual rate of 0.35% of the average daily net assets of the Growth + Value Portfolio. Navellier is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is 1 East Liberty, Third Floor, Reno, NV 89301. The Sub-Advisory Agreement was initially approved by the Trustees of the Growth + Value Portfolio on December 1, 1995, and by vote of shareholders of the Growth + Value Portfolio on January 31, 1996. The Sub-Advisory Agreement may be terminated without payment of any penalty by Pilgrim Investments, the Sub-Adviser, the Trustees of the Growth + Value Portfolio or the shareholders on not more than 60 nor less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement continues in effect from year to year, subject to the annual approval of the Trustees of the Growth + Value Portfolio, or the vote of a majority of the outstanding voting securities of the Growth + Value Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of Growth + Value Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to a Sub-Advisory Agreement between Pilgrim Investments and Brandes, dated July 24, 1997, Brandes acts as Sub-Adviser to the International Value Portfolio. In this capacity, Brandes, subject to the supervision and control of Pilgrim Investments and the Trustees of the International Value Portfolio, manages the International Value Portfolio's investments, consistently with International Value Portfolio's investment objective, and executes any of the International Value Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by Pilgrim Investments. As compensation for its services, Pilgrim Investments pays Brandes at the annual rate of 0.50% of the average daily net assets of the International Value Portfolio. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes. The Sub-Advisory Agreement for the International Value Portfolio was approved by the Trustees of the International Value Portfolio on April 24, 1997. The Sub-Advisory Agreement may be terminated without payment of any penalty by Pilgrim Investments, Brandes, the Trustees of the International Value Portfolio, or the shareholders of the International Value Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement, continues in effect from year to year, subject to the annual approval of the Trustees of the International Value Portfolio, or the vote of a majority of the outstanding voting securities of the International Value Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the International Value Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Pursuant to a Sub-Advisory Agreement between Pilgrim Investments and J.P. Morgan, dated April 30, 1999, J.P. Morgan acts as Sub-Adviser to the Research Enhanced Index Portfolio. In this capacity, J.P. Morgan, subject to the supervision and control of Pilgrim Investments and the Trustees of the Research Enhanced Index Portfolio, manages the Research Enhanced Index Portfolio's investments, consistently with the Research Enhanced Index Portfolio's investment objective, and executes any of the Research Enhanced Index Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by Pilgrim Investments. As compensation for its services, Pilgrim Investments will pay J.P. Morgan at the annual rate of 0.20% of the average daily net assets of the Research Enhanced Index Portfolio. J.P. Morgan's address is 522 Fifth Avenue, New York, New York 10036. The Sub-Advisory Agreement for the Research Enhanced Index Portfolio was approved by the Trustees of the Research Enhanced Index Portfolio, on behalf of the Research Enhanced Index Portfolio on January 22, 1999. The Sub-Advisory Agreement may be terminated without payment of any penalty by Pilgrim Investments, the Trustees of the Research Enhanced Index Portfolio, or the shareholders of the Research Enhanced

Index Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement continues in effect from year to year, subject to the annual approval of the Trustees of the Research Enhanced Index Portfolio, or the vote of a majority of the outstanding voting securities of the Research Enhanced Index Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Research Enhanced Index Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     During the fiscal years ended December 31, 1999, 1998 and 1997, the Portfolios paid the Sub-Advisers the following Sub-Advisory fees respectively:

                                                   Sub-Advisory Fees
                                         ------------------------------------
                                           1999           1998          1997
                                         --------       --------      -------
Growth + Value Portfolio .............   $177,138       $160,837      $84,784
International Value Portfolio(1) .....   $      0(2)    $      0(2)   $     0(2)
Research Enhanced Index Portfolio(3)..   $ 32,985            N/A          N/A

----------
(1)  The International Value Portfolio commenced operations on August 8, 1997.
(2) Brandes has agreed to waive all compensation until the Portfolio's net assets exceed $50 million.
(3) J.P. Morgan began sub-advising the Research Enhanced Index Portfolio on April 30, 1999.

                                 NET ASSET VALUE

     The net asset value ("NAV") per share of each Portfolio will be determined at the close of the general trading session of the New York Stock Exchange (the "Exchange"), on each business day the Exchange is open. The Exchange is scheduled to be closed on New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAV per share of each Portfolio is computed by dividing the value of such Portfolio's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Portfolio outstanding. See the Trust's current Prospectus for more information.

                PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS

     For information on purchases and redemptions of shares, see "Purchase of Shares" and "Redemption of Shares" in the Trust's Prospectus. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

     Shares of any Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAV per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

     Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the insurance company separate account that invest in the Portfolios.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by the insurance company to such Portfolio will be invested in the fixed account portfolio or any successor to such portfolio.

                           DIVIDENDS AND DISTRIBUTIONS

     Net investment income of the High Yield Bond and Research Enhanced Index Portfolios is declared as dividends daily and paid quarterly. For the SmallCap Opportunities, Growth + Value, International Value, MagnaCap, Growth Opportunities, and MidCap Opportunities Portfolios, net investment income will be declared and paid quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Portfolio will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

                            FEDERAL INCOME TAX STATUS

     Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Accordingly, a Portfolio generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains.

     Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares, are included in the gross income of the shareholder (the "Variable Account"). Distributions of investment company taxable income are treated as ordinary income for tax purposes in the hands of a separate account. Net capital gains designated as capital gain distributions by a Portfolio will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to the shareholder of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the Variable Account in the calendar year in which they are declared, rather than the calendar year in which they are received. Tax consequences to the Variable Contract Owners are described in the prospectus for the Variable Account.

     If a Portfolio invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Portfolio's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Portfolio actually receives any distributions from the PFIC, investors in the Portfolio would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Portfolio's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

     Certain requirements relating to the qualification of a Portfolio as a regulated investment company under the Code may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts. In addition, certain Portfolio investments may generate income for tax purposes that must be distributed even though cash representing such income is not received until a later period. To meet its distribution requirement the Portfolio may in those circumstances be forced to raise cash by other means, including borrowing or disposing of assets at a time when it may not otherwise be advantageous to do so.

     To comply with regulations under Section 817(h) of the Code, each Portfolio generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Portfolio to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations that are deemed to be issued by a particular agency or instrumentality of the U.S. government. If a Portfolio fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Variable Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

     In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by a separate account. If the Variable Contract Owner is considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where the Portfolio underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a Portfolio representing a specific economic risk may also be prescribed. These future rules and regulations proscribing investment control may adversely affect the ability of the Portfolios to operate as described in this Prospectus. There is, however, no certainty as to what standard, if any, the Treasury will ultimately adopt, and there can be no certainty that the future rules and regulations will not be given retroactive application. In the event that unfavorable rules or regulations are adopted, there can be no assurance that these or other Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objectives, investment policies, or investment restrictions. While a Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Portfolios underlying the Variable Account.

     Reference is made to the prospectus of the Variable Account for information regarding the federal income tax treatment of distributions to the Variable Account.

                              TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and officers of the Trust is c/o Pilgrim Investments, Inc., 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

          PAUL S. DOHERTY. (Age 66) Trustee. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          ROBERT B. GOODE. (Age 69) Trustee. Currently retired. Mr. Goode was formerly Chairman of American Direct Business Insurance Agency, Inc. (1996
     - 2000), Chairman of The First Reinsurance Company of Hartford (1990-1991) and President and Director of American Skandis Life Assurance Company (1987-1989). Mr. Goode is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          ALAN L.  GOSULE.  (Age 59)  Trustee.  Partner,  Rogers & Wells  (since
     1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc., CORE Cap, Inc. and Colonnade Partners. Mr. Gosule is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          *MARK LIPSON. (Age 51) Trustee. Chairman and Director of Pilgrim Advisors, Inc., and Director of Pilgrim Funding, Inc. Mr. Lipson was
     formerly   Chairman   of  Pilgrim   Capital   Corporation   and   Northstar
     Distributors, Inc.; Director of Northstar Administrators Corporation; President of Pilgrim Funding, Inc.; Director, President and Chief Executive Officer of National Securities & Research Corporation; and Director/Trustee and President of the National Affiliated Investment Companies and certain of National's subsidiaries (prior to August 1993). Mr. Lipson is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          WALTER H. MAY. (Age 63) Trustee. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          DAVID W.C. PUTNAM. (Age 60) Trustee. President and Director of F.L. Putnam Securities Company, Inc. and affiliates. Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          JOHN R. SMITH. (Age 76) Trustee. President of New England Fiduciary Company (since 1991). Mr. Smith is Chairman of Massachusetts Educational Financing Authority (since 1987), Vice Chairman of Massachusetts Health and Education Authority (since 1979), Vice-Chairman of MHI, Inc. (Massachusetts non-profit Energy Purchasers Consortium) (since 1996), and formerly Financial Vice President of Boston College (1970-1991). Mr. Smith is also a Director and/or Trustee of each of the Funds managed by the Adviser.

          *JOHN G. TURNER. (Age 60) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance Company (since 1992); Director of Northstar Investment Management Corporation and affiliates (since October 1993);
     Chairman and Director/Trustee of the Northstar affiliated investment companies (since October 1993). Mr. Turner was formerly President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991) and President and Chief Operating Officer of ReliaStar Life Insurance Company (1986-1991). Mr. Turner is also Chairman of each of the Funds managed by the Adviser.

          DAVID W. WALLACE. (Age 76) Trustee. Chairman of FECO Engineered Systems, Inc. Mr. Wallace is President and Director/Trustee of the Robert
     R. Young Foundation, Governor of the New York Hospital, Trustee of Greenwit Hospital and Director of UMC Electronics and Zurn Industries, Inc. Mr. Wallace was formerly Chairman of Lone Star Industries, Putnam Trust Company, Chairman of Todd Shipyards, Bangor Punta Corporation, and National Securities & Research Corporation. Mr. Wallace is also a Director and/or Trustee of each of the Funds managed by the Adviser.

     ADVISORY BOARD MEMBERS

     Unless otherwise noted, the mailing address of the Advisory Board Members is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The following individuals serve as Advisory Board Members for the Trust:

          MARY A. BALDWIN, Ph.D. (Age 60) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Adviser.

          AL BURTON. (Age 72) Advisory Board Member. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November
     1994). Mr. Burton is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Adviser.

          JOCK PATTON. (Age 54) Advisory Board Member. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January 1999). Mr. Patton is, also, a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc. , BK
     Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998); President and Co-owner of StockVal, Inc. (April 1993 - June 1997) and a Partner and Director of the law firm of Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Adviser.

          *ROBERT W. STALLINGS. (Age 51) Advisory Board Member. Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Chairman, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); President and Chief Executive Officer of Pilgrim Funding, Inc. (since November 1999); and Chairman, President and Chief Executive Officer of Pilgrim Holdings Corporation (Pilgrim Capital Corporation merged into this subsidiary October 29, 1999) (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Adviser.

     OFFICERS

     Unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The following individuals serve as officers for the Trust:

          JAMES R. REIS, EXECUTIVE VICE PRESIDENT AND ASSISTANT SECRETARY.  (Age
     42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the other Pilgrim Funds. Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital Corporation.

          STANLEY D. VYNER, EXECUTIVE VICE PRESIDENT. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

          JAMES M. HENNESSY, EXECUTIVE VICE PRESIDENT AND SECRETARY. (Age 50) Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

          MICHAEL J. ROLAND, SENIOR VICE PRESIDENT AND PRINCIPAL FINANCIAL OFFICER. (Age 41) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June
     1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

          ROBERT S. NAKA,  SENIOR VICE PRESIDENT AND ASSISTANT  SECRETARY.  (Age
     36) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

          ROBYN L. ICHILOV, VICE PRESIDENT AND TREASURER. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Manager (since November 1995). Vice President and Treasurer of most of the other Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993 - April 1995).

          KEVIN G. MATHEWS, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER. (Age 40) Senior Vice President, Pilgrim Investments (since July 1998). Formerly Vice President, Pilgrim Investments (August 1995 - July 1998); Vice President, Van Kampen America Capital (May 1987 - April 1995).

          MARY LISANTI,  EXECUTIVE VICE  PRESIDENT AND PORTFOLIO  MANAGER . (Age
     43) Executive Vice President and Chief Investment Adviser-Equities, Pilgrim Investments (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

     Pilgrim Investments and Pilgrim Group, Inc. make their personnel available to serve as Officers and "Interested Trustees" of the Portfolios. All Officers and Interested Trustees of the Trust are compensated by Pilgrim Investments. Trustees who are not "interested persons" of the Adviser are paid by the Trust and other investment companies in the Pilgrim group of funds ("Pilgrim Funds"), a pro rata share, as described below: (i) annual retainer of $20,000; (ii) 5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust and the Pilgrim Funds is based on the average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the trustees serve in common as Trustees (or as Directors or on an Advisory Board as the case may be). The Trust also reimburses the Trustees for expenses incurred by them in connection with such meetings. Such fees are allocated evenly among the Portfolios. The Portfolios currently have an Executive Committee, Audit Committee, Valuation Committee and a Nominating Committee. The Audit, Valuation and Nominating Committees consist entirely of Independent Trustees. On April 24, 2000, no Officer or Trustee of the Portfolios, owned beneficially or of record or had an interest in shares of any Portfolio.

     The following individuals serve on the Trust's Executive Committee: John G. Turner, Robert W. Stallings, Walter H. May and Jock Patton. Mr. Turner serves as Chairman of the Executive Committee.

     The following individuals serve on the Trust's Audit Committee: Paul S. Doherty, Robert B. Goode, Jr., John R. Smith, David W. Wallace and Mary A. Baldwin. Mr. Wallace serves as Chairman of the Audit Committee.

     The following individuals serve on the Trust's Valuation Committee: Alan R. Gosule, Walter H. May, Jr., David W.C. Putnam, Al Burton, and Jock Patton. Mr. Putnam serves as Chairman of the Valuation Committee.

     The following individuals serve on the Trust's Nominating  Committee:  Paul
S. Doherty, Robert B. Goode, Jr., Walter H. May, Jr., Al Burton and Mary A. Baldwin. Mr. May serves as Chairman of the Nominating Committee.

COMPENSATION OF TRUSTEES

     The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by Pilgrim Investments for the fiscal year ended December 31, 1999. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by Pilgrim Investments. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the fund complex on which the Trustees served during that fiscal year.

                               COMPENSATION TABLE

                                                 Pension or                      Total
                                                 Retirement                   Compensation
                               Aggregate          Benefits    Estimated           From
                              Compensation        Accrued       Annual         Registrant
                              From Pilgrim      as Part of     Benefits         and Fund
Name of                         Variable           Fund          Upon         Complex Paid
Person, Position            Products Trust(1)    Expenses     Retirement    to Trustees(1)(5)
----------------            -----------------    --------     ----------    -----------------
Mary A. Baldwin (2)           $    0                N/A           N/A           $40,875
  Advisory Board Member                                                       (15 boards)

Al Burton (2)                 $    0                N/A           N/A           $40,875
  Advisory Board Member                                                       (15 boards)

Paul S. Doherty (3)           $1,592.33             N/A           N/A           $27,125
  Trustee                                                                     (15 boards)

Robert B. Goode, Jr           $1,592.33             N/A           N/A           $26,625
  Trustee (3)                                                                 (15 boards)

Alan S. Gosule (3)            $1,500                N/A           N/A           $25,125
  Trustee                                                                     (15 boards)

Mark L. Lipson                $    0                N/A           N/A              $0
  Trustee (3)(4)                                                              (15 boards)

Walter H. May (3)             $1,592.33             N/A           N/A           $27,125
  Trustee                                                                     (15 boards)

Jock Patton (2)               $    0                N/A           N/A           $45,875
  Advisory Board Member                                                       (15 boards)

David W.C. Putnam (3)         $  702                N/A           N/A           $24,375
  Trustee                                                                     (15 boards)

John R. Smith (3)             $1,592.33             N/A           N/A           $27,125
  Trustee                                                                     (15 boards)

Robert W. Stallings (2)(4)    $    0                N/A           N/A              $0
  President and Advisory                                                      (15 boards)
  Board Member

John G. Turner (3)(4)         $    0                N/A           N/A              $0
  Trustee                                                                     (15 boards)

David W. Wallace (3)          $  702                N/A           N/A           $24,875
  Trustee                                                                     (15 boards)

----------
(1)  Information provided for the fiscal year ended December 31, 1999.
(2) Elected a Trustee or non-voting Advisory Board Member of Pilgrim Variable Products Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Equity Trust, and Pilgrim Mayflower Trust on November 16, 1999.
(3) Elected a Director/Trustee of Pilgrim Mutual Funds, Pilgrim Advisory Funds, Pilgrim Investment Funds, Pilgrim Bank and Thrift Fund, Pilgrim Government Securities Income Fund, and Pilgrim Prime Rate Trust on October 29, 1999.
(4) "Interested person," of the Trust as defined in the 1940 Act. Officers and Trustees who are interested persons do not receive any compensation from the Funds.
(5) As of December 31, 1999, there were 15 boards of directors/trustees in the Pilgrim fund complex. As a result of three mergers which occurred April 1, 2000, the number of boards of directors/trustees was reduced to 12.

                                OTHER INFORMATION

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP will audit the Trust's annual financial statements and issue an opinion thereon.

     CUSTODIAN/ACCOUNTING SERVICES AGENT. State Street Bank and Trust Company acts as custodian of the Portfolios' assets and performs fund accounting services.

     REPORTS TO SHAREHOLDERS. The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

     CODE OF ETHICS. The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Portfolio or obtain information pertaining to such purchase of sale. The Code is intended to prohibit fraud against the Trust and the Portfolios that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Trust's Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisors have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

     SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.

     FINANCIAL STATEMENTS. The Trust's audited financial statements dated February 15, 2000 and the report of the independent accountants, PricewaterhouseCoopers LLP with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Galaxy Trust for the year ended December 31, 1999.

     REGISTRATION STATEMENT. A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

                             PERFORMANCE INFORMATION

     Each Portfolio may, from time to time, include its total return and the High Yield Bond Portfolio may include its yield in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Portfolios offer their shares.

     A. TOTAL RETURN. Standardized quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in the Portfolio over periods of 1, 5 and 10 years (or up to the life of the Portfolio), calculated pursuant to the following formula: P(1 + T) to the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Portfolio expenses (on an annual basis), and assume that all dividends and distributions on shares are reinvested when paid.

     The total return for SmallCap Opportunities, Growth + Value, International Value, Research Enhanced Index, and High Yield Bond Portfolios, so calculated, for the period since inception of each Portfolio (May 6, 1994 for all Portfolios other than the International Value Portfolio, inception being August 8, 1997) and for the one-year and five-year periods ended December 31, 1999 is set forth below. Information is not provided for the MagnaCap, Growth Opportunities and MidCap Opportunities Portfolios because these Portfolios were not operational during the periods shown.

                                                                         Since
                                                One Year    Five Year  Inception
                                                --------    ---------  ---------
SmallCap Opportunities Portfolio ..........      141.03%      35.19%    30.96%
Growth + Value Portfolio ..................       94.98%      32.56%    29.05%
International Value Portfolio .............       50.18%        N/A     27.12%
Research Enhanced Index Portfolio(1) ......        5.79%       7.98%     7.28%
High Yield Bond Portfolio .................       -2.98%       7.70%     6.60%

----------
(1) The portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. From inception through April 29, 1999, the portfolio operated under this investment objective and related investment strategies. However, effective April 30, 1999 and pursuant to shareholder approval, the portfolio changed its investment objective and strategies to be managed as a large cap equity portfolio. Accordingly, the past performance in this table may not be indicative of the portfolio's future performance.

     Performance information for the Portfolios may be compared in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio; (iv) well known monitoring sources of certificates of deposit performance rates such as Salomon Brothers, Federal Reserve Bulletin, American Bankers, Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     The Portfolios also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

     B. YIELD. Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                               6
                             Yield= 2[(a-b + 1) -1]
                                       ---
                                       cd
     Where:

     a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount

     b =  expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d =  the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, a Portfolio computes the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield-to-maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Portfolio's portfolio.

     Solely for the purpose of computing yield, a Portfolio recognizes dividend income by accruing 1/360 of the stated dividend rate of a security in the portfolio.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income, which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

     The yield for the High Yield Bond Portfolio, calculated for the one month period ended December 31, 1999, was 9.86%.

     Quotations of yield or total return for the Portfolios will not take into account charges and deductions against the Variable Account to which the Portfolios' shares are sold or charges and deductions against the Variable Contracts issued by ReliaStar Life Insurance Company or its affiliates. The Portfolios' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    APPENDIX

           DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
                             CORPORATE BOND RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements maybe lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS

     AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures and adverse conditions.

     CI -- rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus(-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)    Declaration of Trust (1)
   (2) Certificate of Amendment of Declaration of Trust and Redesignation of Series (2)
   (3)    Certificate of Establishment and Designation (3)
   (4)    Certificate of Establishment and Designation (4)
   (5) Certificate of Amendment of Declaration of Trust and Redesignation of Series (7)
   (6)    Certificate of Amendment of Declaration of Trust (7)
   (7)    Certificate of Amendment of Declaration of Trust (7)
   (8)    Certificate of Establishment and Designation of Series (7)
   (9) Certificate of Amendment of Declaration of Trust and Redesignation of Series (7)
(b)       By-laws. (1)
(c)       Not applicable
(d)(1) Investment Advisory Contract between the Registrant and Northstar Investment Management Corporation (4)
   (2) Form of Sub-Advisory Agreement between Northstar Investment Management Corporation and Navellier Fund Management, Inc. (1)
   (3) Form of Sub-Advisory Agreement between Northstar Investment Management Corporation and Brandes Investment Partners (4)
   (4) Sub-Advisory Agreement between Northstar Investment Management Corporation and J.P. Morgan Investment Management, Inc. (filed herewith)
   (5) Form of Amended and Restated Investment Advisory Agreement between the Registrant and Pilgrim Advisors, Inc. (7)
   (6) Form of Investment Advisory Agreement between the Registrant and Pilgrim Investments, Inc. (7)
   (7) Form of Investment Advisory Agreement between the Registrant and Pilgrim Investments, Inc. (filed herewith)
(e) Form of Distribution Agreement between the Registrant and Pilgrim Securities, Inc. (filed herewith)
(f)       Not applicable
(g)(1)    Custodian Agreement (1)
   (2)    Amendment to Custodian Agreement (6)
(h)(1)    Administrative Services Agreement (4)
   (2)    Amended and Restated Administrative Services Agreement (7)
(i)(1)    Legal Opinion (6)
   (2) Legal Opinion with respect to the Pilgrim VP MagnaCap Portfolio, Pilgrim VP Growth Opportunities Portfolio, and Pilgrim VP MidCap Opportunities Portfolio (filed herewith)
   (3)    Consent of Dechert Price & Rhoads (filed herewith)
(j)       Consent of Independent Public Accountants (filed herewith)
(k)       N/A
(l)       N/A
(m)       N/A
(n)       Not applicable

(p)(1) Code of Ethics of the Registrant, Pilgrim Investments, Inc. and Pilgrim Securities, Inc. (filed herewith)
   (2) Form of Code of Ethics of Brandes Investment Partners, L.P. (filed herewith)
   (3) Form of Code of Ethics of J.P. Morgan Investment Management, Inc. (filed herewith)
   (4) Form of Code of Ethics of Navellier Fund Management, Inc. (filed herewith)
(q)(1)    Powers of Attorney for the Trustees (7)
   (2)    Power of Attorney for Michael J. Roland (7)
   (3)    Power of Attorney for Robert W. Stallings (filed herewith)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A as filed on February 28, 1996.
(2) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A as filed on April 30, 1997.
(3) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A as filed on May 16, 1997.
(4) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A as filed on May 20, 1997.
(5) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A as filed on August 8, 1997.
(6) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A as filed on February 27, 1998.
(7) Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A as filed on January 28, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company, and ReliaStar Bankers Security Life Insurance Co., which are affiliated through a common parent company, ReliaStar Financial Corp., on behalf of their respective separate accounts, together own a majority of the outstanding shares of the Trust. These insurance companies will vote shares of the Trust in accordance with instructions of contract owners having interests in these separate accounts.

ITEM 25. INDEMNIFICATION

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

      (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

      (ii) the word "claim," "action," "suit," or "proceeding" shall apply to all claims, actions suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)   No indemnification shall be provided hereunder to a Trustee or officer:

      (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

      (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

      (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

            (A) by the court or other body approving the settlement or other disposition; or

            (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

      (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

      (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

            As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

Information as to the directors and officers of Pilgrim Investments, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Pilgrim Investments, Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of Brandes Investment Partners LP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Brandes Investment Partners LP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-24896) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of Navellier Fund Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Navellier Fund Management, Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-50932) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of J.P. Morgan Investment Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of J.P. Morgan Investment Management, Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-21011) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

      (a) Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Investment Funds, Inc., Pilgrim Advisory Funds, Inc., Pilgrim Government Securities Income Fund, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Balance Sheet Opportunities Fund, Pilgrim Government Securities Fund, Pilgrim High Yield Fund III and Pilgrim Mayflower Trust.

      (b) Information as to the directors and officers of Pilgrim Securities, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

      (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Co., located at 225 Franklin Street, Boston, MA 02110-2804 maintains such records as Custodian, Transfer Agent and Fund Accounting Agent, for the Trust and each Portfolio:

      (1)   Receipts and delivery of securities including certificate numbers;

      (2)   Receipts and disbursement of cash;

      (3)   Records  of   securities   in  transfer,   securities   in  physical
            possession, securities owned and securities loaned.

      (4)   Shareholder Records

All other records required by item 30(a) are maintained at the office of the Administrator, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004 and the offices of the Subadvisers.

The addresses of the Subadvisers are as follows: Brandes Investment Partners, L.P., 12750 High Bluff Drive, San Diego, CA 92130; J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036; and Navellier Fund Management, Inc., 1 East Liberty, 3rd Floor, Reno, NV 89501.

ITEM 29. MANAGEMENT SERVICES

Not Applicable

ITEM 30. UNDERTAKINGS

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 17 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and the State of Arizona on the 27th day of April 2000.

                                        Registrant


                                        By:
                                            ------------------------------------
                                            Robert W. Stallings, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                              Title                           Date
---------                              -----                           ----

--------------------                President                     April 27, 2000
Robert W. Stallings*       (Principal Executive Officer)

--------------------
John G. Turner*                       Trustee                     April 27, 2000

--------------------
Mark L. Lipson*                       Trustee                     April 27, 2000

--------------------
Paul S. Doherty*                      Trustee                     April 27, 2000

--------------------
Robert B. Goode, Jr.*                 Trustee                     April 27, 2000

--------------------
David W. Wallace*                     Trustee                     April 27, 2000

--------------------
Walter H. May*                        Trustee                     April 27, 2000

--------------------
Alan L. Gosule*                       Trustee                     April 27, 2000

Signature                              Title                           Date
---------                              -----                           ----


--------------------
David W.C. Putnam*                    Trustee                     April 27, 2000

--------------------
John R. Smith*                        Trustee                     April 27, 2000

____________________         Senior Vice President and
Michael J. Roland*           Principal Financial Officer          April 27, 2000


*By: /s/ James M. Hennessy
     ---------------------
        James M. Hennessy, Attorney-in-fact**

** Powers of Attorney for Trustees and Michael J. Roland are incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A as filed on January 28, 2000. A Power of Attorney for Robert W. Stallings is attached hereto.

                                  EXHIBIT LIST

Exhibit
Number                              Name of Exhibit
------                              ---------------

(d)(4)      Sub-Advisory   Agreement  between  Northstar  Investment  Management
            Corporation and J.P. Morgan Investment Management, Inc.

(d)(7) Form of Investment Advisory Agreement between the Registrant and Pilgrim Investments, Inc.

(e) Form of Distribution Agreement between the Registrant and Pilgrim Securities, Inc.

(i)(2) Legal Opinion with respect to the Pilgrim VP MagnaCap Portfolio, Pilgrim VP Growth Opportunities Portfolio, and Pilgrim VP MidCap Opportunities Portfolio

(i)(3)      Consent of Counsel

(j)         Consent of Independent Public Accountants

(p)(1) Code of Ethics of the Registrant, Pilgrim Investments, Inc. and Pilgrim Securities, Inc.

(p)(2)      Form of Code of Ethics of Brandes Investment Partners, L.P.

(p)(3)      Form of Code of Ethics of J.P. Morgan Investment Management, Inc.

(p)(4)      Form of Code of Ethics of Navellier Fund Management, Inc.

(q)(3)      Power of Attorney for Robert W. Stallings